Exhibit 21. Subsidiaries of Registrant

1000 Parchment Drive LLC

Incorporated State: Michigan

ABS LINCS DC, LLC

Incorporated State: Virginia

ABS LINCS KY, Inc.

Incorporated State: Virginia

Business Name: Cumberland Hall Hospital

ABS LINCS NJ, Inc.

Incorporated State: Virginia

ABS LINCS PA, Inc.

Incorporated State: Virginia

ABS LINCS SC, Inc.

Incorporated State: South Carolina

Business Name: Palmetto Summerville Behavioral Health

ABS LINCS TN, Inc.

Incorporated State: Virginia

ABS LINCS TX, Inc.

Incorporated State: Kentucky

ABS LINCS VA, Inc.

Incorporated State: Virginia

Business Name: First Home Care-VA

ABS LINCS, LLC

Incorporated State: Virginia

ABS-First Step, Inc.

Incorporated State: Virginia

AHG

Incorporated State: Not registered

Aiken Professional Association, LLC

Incorporated State: South Carolina

Aiken Regional Medical Centers, Inc.

Incorporated State: South Carolina

Business Name: Aiken Regional Medical Centers and Aurora Pavilion Behavioral Health Services

Aiken Regional Receivables, L.L.C

Incorporated State: Delaware

Alabama Clinical Schools, Inc.

Incorporated State: Alabama

Business Name: Alabama Clinical Schools

Alicante School Elk Grove, LLC

Incorporated State: California

Alliance Crossings, LLC

Incorporated State: Delaware

Alliance Health Center, Inc.

Incorporated State: Mississippi

Business Name: Alliance Health Center

Alternative Behavioral Services, Inc.

Incorporated State: Virginia

Amarillo Clinical Services, Inc.

Incorporated State: Texas

Ambulatory Surgery Center of Temecula Valley, Inc.

Incorporated State: California

Ambulatory Surgical Center of Aiken, L.L.C.

Incorporated State: South Carolina

Arbour Elder Services, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Senior Care

Arbour Foundation, Inc.

Incorporated State: Massachusetts

Arkansas Surgery Center of Fayetteville, Limited Partnership

Incorporated State: Arkansas

Arrowhead Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Arrowhead Behavioral Health

ASC of Aiken, Inc.

Incorporated State: Delaware

ASC of Corona, Inc.

Incorporated State: California

ASC of East New Orleans, Inc.

Incorporated State: Delaware

ASC of Las Vegas, Inc.

Incorporated State: Nevada

ASC of Midwest City, Inc.

Incorporated State: Oklahoma

ASC of Palm Springs, Inc.

Incorporated State: California

ASC of Puerto Rico, Inc.

Incorporated State: Delaware

ASC of Reno, Inc.

Incorporated State: Nevada

ASC of Wellington, Inc.

Incorporated State: Florida

ASC Property Management, Inc.

Incorporated State: Louisiana

Associated Child Care Educational Services Inc.

Incorporated State: California

Business Name: Creekside Academy

Atlantic Shores Hospital, LLC

Incorporated State: Delaware

Business Name: Atlantic Shores Hospital

Auburn Regional Medical Center, Inc.

Incorporated State: Washington

Business Name: Auburn Regional Medical Center

Auburn Regional Medical Group

Incorporated State: Washington

Auburn Regional Receivables, L.L.C

Incorporated State: Delaware

Behavioral Educational Services, Inc.

Incorporated State: Delaware

Business Name: Fieldstone Preparatory, Horace Mann Academy and Riverdale Country School

Behavioral Healthcare LLC

Incorporated State: Delaware

Benchmark Behavioral Health System, Inc.

Incorporated State: Utah

Business Name: Benchmark Behavioral Health System

BHC Alhambra Hospital, Inc.

Incorporated State: Tennessee

Business Name: Alhambra Hospital

BHC Belmont Pines Hospital, Inc.

Incorporated State: Tennessee

Business Name: Belmont Pines Hospital

BHC Cedar Vista Hospital, Inc.

Incorporated State: California

BHC Fairfax Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fairfax Hospital

BHC Fort Lauderdale Hospital, Inc.

Incorporated State: Tennessee

BHC Fox Run Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fox Run Center for Children and Adolescents

BHC Fremont Hospital, Inc.

Incorporated State: Tennessee

Business Name: Freemont Hospital

BHC Health Services of Nevada, Inc.

Incorporated State: Nevada

Business Name: West Hills Hospital

BHC Heritage Oaks Hospital, Inc.

Incorporated State: Tennessee

Business Name: Heritage Oaks Hospital

BHC Holdings, Inc.

Incorporated State: Delaware

BHC Intermountain Hospital, Inc.

Incorporated State: Tennessee

Business Name: Intermountain Hospital

BHC Management Services of Louisiana, LLC

Incorporated State: Delaware

BHC Management Services New Mexico, LLC

Incorporated State: Delaware

BHC Management Services of Streamwood, LLC

Incorporated State: Delaware

Business Name: Chicago Children’s Center for Behavioral Health

BHC Mesilla Valley Hospital, LLC

Incorporated State: Delaware

Business Name: Mesilla Valley Hospital

BHC Montevista Hospital, Inc.

Incorporated State: Nevada

Business Name: Montevista Hospital

BHC Northwest Psychiatric Hospital, LLC

Incorporated State: Delaware

Business Name: Brooke Glen Behavioral Hospital

BHC of Indiana, General Partnership

Incorporated State: Tennessee

BHC Pinnacle Pointe Hospital, Inc.

Incorporated State: Tennessee

Business Name: Pinnacle Pointe Hospital

BHC Properties, LLC

Incorporated State: Tennessee

BHC Sierra Vista Hospital, Inc.

Incorporated State: Tennessee

Business Name: Sierra Vista Hospital

BHC Spirit of St. Louis Hospital, Inc.

Incorporated State: Tennessee

BHC Streamwood Hospital, Inc.

Incorporated State: Tennessee

Business Name: John Costigan Residential Center, Rock River Residential Center and Streamwood Behavioral Health System

BHC Windsor Hospital, Inc.

Incorporated State: Ohio

Bloomington Meadows, General Partnership

Incorporated State: Tennessee

Business Name: Bloomington Meadows Hospital

Braden River Internal Medicine Associates, LLC

Incorporation State: Florida

Brentwood Acquisition, Inc.

Incorporation State: Tennessee

Business Name: Brentwood Behavioral Health of Mississippi

Brentwood Acquisition-Shreveport, Inc.

Incorporation State: Delaware

Business Name: Brentwood Hospital

Brynn Marr Hospital, Inc.

Incorporation State: North Carolina

Business Name: Brynn Marr Hospital

By the Sea Physician Practice, LLC

Incorporation State: Georgia

Calvary Center, Inc.

Incorporation State: Delaware

Business Name: Calvary Addiction Recovery Center

Canyon Ridge Hospital, Inc.

Incorporation State: California

Business Name: Canyon Ridge Hospital

Canyon Ridge Real Estate, LLC

Incorporation State: Delaware

Capitol Radiation Therapy, L.L.P.

Incorporated State: Kentucky

Casa de Lago, L.L.C.

Incorporated State: Delaware

CCS/Bay County, Inc.

Incorporated State: Florida

CCS/Lansing, Inc.

Incorporated State: Michigan

Business Name: Turning Point Youth Center

CCS/Little Rock, Inc.

Incorporated State: Arkansas

CCS/Meadow Pines, Inc.

Incorporated State: Texas

Cedar Springs Hospital Real Estate, Inc.

Incorporated State: Colorado

Cedar Springs Hospital, Inc.

Incorporated State: Delaware

Business Name: Cedar Springs Behavioral Health System

Centennial Peaks Hospital, LLC

Incorporated State: Delaware

Central Montgomery Medical Center, L.L.C.

Incorporated State: Pennsylvania

Central Montgomery Receivables, L.L.C.

Incorporated State: Delaware

Chalmette Medical Center, Inc.

Incorporated State: Louisiana

Children’s Comprehensive Services, Inc.

Incorporated State: Tennessee

Children’s Hospital of Vicksburg, L.L.C.

Incorporated State: Louisiana

Children’s Treatment Solutions, LLC

Incorporated State: Tennessee

Choate Health Management, Inc.

Incorporated State: Massachusetts

Collaborative Care LLC

Incorporated State: Tennessee

Columbus Hospital Partners, LLC

Incorporated State: Tennessee

Columbus Hospital, LLC

Incorporated State: Delaware

Business Name: Columbus Behavioral Center for Children and Adolescents

Community Behavioral Health, L.L.C.

Incorporated State: Delaware

Business Name: Community Behavioral Health

Community Cornerstones, Inc.

Incorporated State: Puerto Rico

Business Name: Community Cornerstones

Compass Hospital, Inc.

Incorporated State: Delaware

Comprehensive Occupational and Clinical Health, Inc.

Incorporated State: Florida

Cornerstone Hospital Management, LLC

Incorporated State: Texas

Cornerstone Regional Hospital, LP

Incorporated State: Texas

Business Name: Cornerstone Regional Hospital

Corona Medical Offices, LLC

Incorporated State: California

Crawford First Education, Inc.

Incorporated State: Virginia

Cumberland Hospital Partners, LLC

Incorporated State: Delaware

Cumberland Hospital, LLC

Incorporated State: Virginia

Business Name: Cumberland Hospital

Cypress Creek Real Estate, L.P.

Incorporated State: Texas

Del Amo Hospital, Inc.

Incorporated State: California

Business Name: Del Amo Hospital

Delaware Investment Associates, LLC

Incorporated State: Delaware

Diagnostics of Wellington, LLC

Incorporated State: Florida

Diamond Grove Center, LLC

Incorporated State: Delaware

Business Name: Diamond Grove Center

District Hospital Partners Receivables, L.L.C

Incorporated State: Delaware

District Hospital Partners, L.P.

Incorporated State: District of Columbia

Business Name: George Washington University Hospital

Doctors’ Hospital of Shreveport, Inc.

Incorporated State: Louisiana

Edinburg Ambulatory Surgical Center, Inc.

Incorporated State: Texas

Edinburg Holdings, Inc.

Incorporated State: Delaware

Edinburg MOB Properties, LLC

Incorporated State: Texas

Edinburg Surgery Center, L.P.

Incorporated State: Delaware

Elmira NPS, LLC

Incorporated State: California

Emerald Coast Behavioral Hospital, LLC

Incorporated State: Delaware

Business Name: Emerald Coast Behavioral Hospital

Eye Surgery Specialists of Puerto Rico, L.L.C.

Incorporated State: Delaware

Business Name: OJOS/Eye Surgery Specialists of Puerto Rico

FHCHS of Puerto Rico, Inc.

Incorporated State: Puerto Rico

Business Name: FHCHS of Puerto Rico

First Corrections Puerto Rico, Inc.

Incorporated State: Puerto Rico

First Hospital Corporation of Nashville

Incorporated State: Virginia

First Hospital Corporation of Virginia Beach

Incorporated State: Virginia

Business Name: Virginia Beach Psychiatric Center

First Hospital Panamericano, Inc.

Incorporated State: Puerto Rico

Business Name: First Hospital Panamericano

Forest View Psychiatric Hospital, Inc.

Incorporated State: Michigan

Business Name: Forest View Hospital

Fort Duncan Medical Center Ladies Auxiliary

Incorporated State: Texas

Fort Duncan Medical Center, Inc.

Incorporated State: Delaware

Fort Duncan Medical Center, L.P.

Incorporated State: Delaware

Business Name: Fort Duncan Regional Medical Center

Fort Duncan Medical Receivables, L.L.C

Incorporated State: Delaware

Fort Lauderdale Hospital, Inc.

Incorporated State: Florida

Business Name: Fort Lauderdale Hospital

Foundations for Home and Community, Inc.

Incorporated State: Virginia

Friends Behavioral Health System, L.P.

Incorporated State: Pennsylvania

Business Name: Friends Hospital

Friends GP, LLC

Incorporated State: Pennsylvania

Frontline Behavioral Health, Inc.

Incorporated State: Delaware

Frontline Children’s Hospital, L.L.C.

Incorporated State: Delaware

Frontline Hospital, LLC

Incorporated State: Delaware

Business Name: North Star Hospital and North Star Hospital– Bragaw Campus

Frontline Residential Treatment Center, LLC

Incorporated State: Delaware

Business Name: North Star DeBarr Residential Treatment Center and North Star Palmer Residential Treatment Center

Glen Oaks Hospital, Inc.

Incorporated State: Texas

Business Name: Glen Oaks Hospital

Great Plains Hospital, Inc.

Incorporated State: Missouri

Business Name: Heartland Behavioral Health Services

Gulf Coast Treatment Center, Inc.

Incorporated State: Florida

Business Name: Gulf Coast Treatment Center, Gulf Coast Youth Services and Okaloosa Youth Academy

H.C. Corporation

Incorporated State: Alabama

H.C. Partnership

Incorporated State: Alabama

Business Name: Hill Crest Behavioral Health Services

Havenwyck Hospital Inc.

Incorporated State: Michigan

Business Name: Havenwyck Hospital

Health Care Finance & Construction Corp.

Incorporated State: Delaware

Heart Clinic, P.L.L.C.

Incorporated State: Texas

HHC Augusta, Inc.

Incorporated State: Georgia

Business Name: Lighthouse Care Center of Augusta

HHC Berkeley, Inc.

Incorporated State: South Carolina

HHC Conway Investment, Inc.

Incorporated State: South Carolina

HHC Cooper City, Inc.

Incorporated State: Florida

HHC Delaware, Inc.

Incorporated State: Delaware

Business Name: MeadowWood Behavioral Health System

HHC Focus Florida, Inc.

Incorporated State: Florida

Business Name: High Point Treatment Center

HHC Indiana, Inc.

Incorporated State: Indiana

Business Name: Michiana Behavioral Health Center

HHC Kingwood Investment, LLC

Incorporated State: Delaware

HHC Oconee, Inc.

Incorporated State: South Carolina

HHC Ohio, Inc.

Incorporated State: Ohio

Business Name: Windsor- Laurelwood Center for Behavioral Health

HHC Pennsylvania, LLC

Incorporated State: Delaware

HHC Poplar Springs, Inc.

Incorporated State: Virginia

Business Name: Poplar Springs Hospital

HHC River Park, Inc.

Incorporated State: West Virginia

Business Name: River Park Hospital

HHC Services, LLC

Incorporated State: Texas

HHC South Carolina, Inc.

Incorporated State: South Carolina

Business Name: Lighthouse Care Center of Conway

HHC St. Simons, Inc.

Incorporated State: Georgia

Business Name: St. Simon’s By-The-Sea

HHMC Partners, Inc.

Incorporated State: Delaware

Hickory Trail Hospital, L.P.

Incorporated State: Delaware

Business Name: Hickory Trail Hospital

High Plains Behavioral Health, L.P.

Incorporated State: Delaware

HMHM of Tennessee, LLC

Incorporated State: Tennessee

Holly Hill Hospital, LLC

Incorporated State: Tennessee

Business Name: Holly Hill Hospital

Holly Hill Real Estate, LLC

Incorporated State: North Carolina

Horizon Health Austin, Inc.

Incorporated State: Texas

Business Name: Austin Lakes Hospital

Horizon Health Corporation

Incorporated State: Delaware

Horizon Health Hospital Services, LLC

Incorporated State: Delaware

Horizon Health Physical Rehabilitation Services, LLC

Incorporated State: Delaware

Horizon Mental Health Management, LLC

Incorporated State: Texas

HRI Clinics, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Counseling Services

HRI Hospital, Inc.

Incorporated State: Massachusetts

Business Name: Arbour-HRI Hospital

HSA Hill Crest Corporation

Incorporated State: Alabama

HSA of Oklahoma, Inc.

Incorporated State: Oklahoma

Hughes Center, LLC

Incorporated State: Virginia

Business Name: Hughes Center

Indiana Psychiatric Institutes, LLC

Incorporated State: Delaware

InfoScriber Corporation

Incorporated State: Delaware

KEYS Group Holdings LLC

Incorporated State: Delaware

Keystone Charlotte LLC

Incorporated State: North Carolina

Business Name: Keys of Carolina

Keystone Continuum, LLC

Incorporated State: Tennessee

Business Name: Cedar Grove Residential Treatment Center, Mountain Youth Academy, Natchez Trace Youth Academy and Upper East TN Juvenile Detention Center

Keystone DJJ LLC

Incorporated State: Florida

Business Name: Bristol Youth Academy

Keystone Detention LLC

Incorporated State: Alabama

Keystone Education Transportation, LLC

Incorporated State: California

Business Name: Parkway Academy-Cotati

Keystone Education and Youth Services, LLC

Incorporated State: Tennessee

Keystone JJAEP LLC

Incorporated State: Texas

Business Name: Nueces County Juvenile Justice Alternative Education Program

Keystone Marion, LLC

Incorporated State: Virginia

Business Name: Marion Youth Center

Keystone Memphis, LLC

Incorporated State: Tennessee

Business Name: Compass Intervention Center and McDowell Center for Children

Keystone NPS LLC

Incorporated State: California

Business Name: Blue Mountain Academy, Desert Valley Hope Academy, Morongo Basin Learning Academy, Mission Bell Academy, Mojave Ridge Academy, Rancho Academy of Learning and Rancho San Diego Academy

Keystone Newport News, LLC

Incorporated State: Virginia

Business Name: Newport News Behavioral Health System

Keystone Richland Center LLC

Incorporated State: Ohio

Business Name: Foundations for Living

Keystone Savannah, LLC

Incorporated State: Georgia

Keystone WSNC, L.L.C.

Incorporated State: North Carolina

Business Name: Old Vineyard Behavioral Health Services

Keystone/CCS Partners LLC

Incorporated State: Delaware

Kids Behavioral Health of Alaska, Inc.

Incorporated State: Alaska

Kids Behavioral Health of Utah, Inc.

Incorporated State: Utah

Business Name: Copper Hills Youth Center

Kingwood Pines Hospital, LLC

Incorporated State: Texas

KMI Acquisition, LLC

Incorporated State: Delaware

Business Name: Brook Hospital-KMI

Kolburne School, LLC

Incorporated State: Delaware

La Amistad Residential Treatment Center, LLC

Incorporated State: Florida

Business Name: Central Florida Behavioral Hospital and La Amistad Behavioral Health Services

Lakeland Behavioral, LLC

Incorporated State: Florida

Lakewood Ranch Imaging Center, L.L.C.

Incorporated State: Florida

Lakewood Ranch Medical Center Auxiliary, Incorporated

Incorporated State: Florida

Lakewood Ranch Medical Group, LLC

Incorporation State: Florida

Lakewood Ranch Neurology, LLC

Incorporation State: Florida

Lakewood Ranch Therapy, Inc.

Incorporation State: Florida

Lancaster Hospital Corporation

Incorporated State: California

Business Name: Palmdale Regional Medical Center

Lancaster Hospital Receivables, L.L.C.

Incorporated State: Delaware

Laredo ASC, Inc.

Incorporated State: Texas

Laredo Holdings, Inc.

Incorporated State: Delaware

Laredo MOB Partners, Ltd.

Incorporated State: Texas

Laredo Providence Management, L.L.C.

Incorporated State: Texas

Laredo Regional Medical Center, L.P.

Incorporated State: Delaware

Business Name: Doctors’ Hospital of Laredo

Laredo Regional Receivables, L.L.C.

Incorporated State: Delaware

Laredo Regional, Inc.

Incorporated State: Delaware

Laurel Oaks Behavioral Health Center, Inc.

Incorporated State: Delaware

Business Name: Laurel Oaks Behavioral Health Center

Laurelwood Associates Trust

Incorporated State: Ohio

Laurelwood Associates, Inc.

Incorporated State: Ohio

Lebanon Hospital Partners, LLC

Incorporated State: Tennessee

Liberty Point Behavioral Healthcare, LLC

Incorporated State: Delaware

Business Name: Liberty Point Behavioral Healthcare

Manatee Memorial Hospital, L.P.

Incorporated State: Delaware

Business Name: Manatee Memorial Hospital and Lakewood Ranch Medical Center

Manatee Memorial Receivables, L.L.C.

Incorporated State: Delaware

Manatee Physician Alliance, LLC

Incorporated State: Florida

Maverick County Clinical Services, Inc.

Incorporated State: Texas

McAllen Edinburg Health Care Network Physician Hospital Organization

Incorporated State: Texas

McAllen Heart Hospital, L.P.

Incorporated State: Texas

McAllen Holdings, Inc.

Incorporated State: Delaware

McAllen Hospitalist Group, PLLC

Incorporated State: Texas

McAllen Hospitals Receivables, L.L.C.

Incorporated State: Delaware

McAllen Hospitals, L.P.

Incorporated State: Delaware

Business Name: Edinburg Children’s Hospital, Edinburg Regional Medical Center, McAllen Heart Hospital, South Texas Health System, McAllen Medical Center, South Texas Behavioral Health Center, Edinburg Regional Rehab Center

McAllen Medical Center Foundation

Incorporated State: Texas

McAllen Medical Center Physicians, Inc.

Incorporated State: Texas

McAllen Medical Center, Inc.

Incorporated State: Delaware

Mental Health Outcomes, LLC

Incorporated State: Delaware

Merridell Achievement Center, Inc.

Incorporated State: Texas

Business Name: Meridell Achievement Center

Merion Building Management, Inc.

Incorporated State: Delaware

Mesilla Valley Hospital, Inc.

Incorporated State: New Mexico

Mesilla Valley Mental Health Associates, Inc.

Incorporated State: New Mexico

Michigan Psychiatric Services, Inc.

Incorporated State: Michigan

Millwood Hospital, L.P.

Incorporated State: Texas

Business Name: Millwood Hospital

Mission Vista Behavioral Health Services, Inc.

Incorporated State: Delaware

Nashville Rehab, LLC

Incorporated State: Tennessee

Neuro Institute of Austin, L.P.

Incorporated State: Texas

Business Name: Texas NeuroRebab Center

Nevada Preferred Professionals, Inc.

Incorporated State: Nevada

Nevada Radiation Oncology Center-West, L.L.C.

Incorporated State: Nevada

Business Name: Cancer Care Institute of Nevada

North Spring Behavioral Healthcare, Inc.

Incorporated State: Tennessee

Business Name: North Spring Behavioral Healthcare

Northern Indiana Partners, LLC

Incorporated State: Tennessee

Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C.

Incorporated State: Nevada

Northern Nevada Medical Center Volunteer Auxiliary

Incorporated State: Nevada

Northern Nevada Medical Group, LLC

Incorporation State: Nevada

Northwest Texas Healthcare Receivables, L.L.C.

Incorporated State: Delaware

Northwest Texas Healthcare System, Inc.

Incorporated State: Texas

Business Name: Northwest Texas Healthcare System and Pavilion at Northwest Texas Healthcare System

Northwest Texas Surgical Hospital, L.L.C.

Incorporated State: Texas

Business Name: Northwest Texas Surgery Center

Oak Plains Academy of Tennessee, Inc.

Incorporation State: Tennessee

Business Name: Oak Plains Academy

Oasis Health Systems, L.L.C.

Incorporated State: Nevada

Ocala Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Vines Hospital

Palmdale Regional Medical Foundation

Incorporated State: California

Palmetto Behavioral Health Holdings, LLC

Incorporated State: Delaware

Palmetto Behavioral Health Solutions, LLC

Incorporated State: South Carolina

Palmetto Behavioral Health System, L.L.C.

Incorporated State: South Carolina

Palmetto Lowcountry Behavioral Health, L.L.C.

Incorporated State: South Carolina

Business Name: Palmetto Lowcountry Behavioral Health

Palmetto Pee Dee Behavioral Health, L.L.C.

Incorporated State: South Carolina

Business Name: Palmetto Pee Dee Behavioral Health

Park HealthCare Company

Incorporated State: Tennessee

Peak Behavioral Health Services, LLC

Incorporated State: Delaware

Business Name: Peak Behavioral Health Services

Pendleton Methodist Hospital, L.L.C.

Incorporated State: Delaware

Pennsylvania Clinical Schools, Inc.

Incorporated State: Pennsylvania

Business Name: Pennsylvania Clinical Schools

Plaza Surgery Center, Limited Partnership

Incorporated State: Nevada

PPS Courts Services, L.L.C.

Incorporated State: South Carolina

Premier Behavioral Solutions of Florida, Inc.

Incorporated State: Delaware

Business Name: Manatee Palms Youth Services and Manatee Palms Group Homes

Premier Behavioral Solutions, Inc.

Incorporated State: Delaware

Preparatory School at the National Deaf Academy, Inc.

Incorporated State: Florida

Pride Institute, Inc.

Incorporated State: Minnesota

Business Name: PRIDE Institute

Professional Probation Services, Inc.

Incorporated State: Georgia

Professional Surgery Corporation of Arkansas

Incorporated State: Arkansas

Providence ASC Management, L.L.C.

Incorporated State: Texas

Provo Canyon School, Inc.

Incorporated State: Utah

PSI Surety, Inc.

Incorporated State: South Carolina

PSJ Acquisition, LLC

Incorporated State: North Dakota

Business Name: Prairie St. John’s

Psychiatric Management Resources, Inc.

Incorporated State: California

Psychiatric Solutions Hospitals, LLC

Incorporated State: Delaware

Psychiatric Solutions of Virginia, Inc.

Incorporated State: Tennessee

Business Name: Jefferson Trail Treatment Center for Children

Psychiatric Solutions, Inc.

Incorporated State: Delaware

PsychManagement Group, Inc.

Incorporated State: West Virginia

Radiation Oncology Center of Aiken, LLC

Incorporation State: South Carolina

Business Name: Cancer Institute of Carolina

Ramsay Managed Care, LLC

Incorporated State: Delaware

Ramsay Youth Services of Georgia, Inc.

Incorporated State: Delaware

Business Name: Macon Behavioral Health System

Ramsay Youth Services Puerto Rico Inc.

Incorporated State: Puerto Rico

Rancho Springs Receivables, L.L.C.

Incorporated State: Delaware

Red Rock Behavioral Health LLC

Incorporated State: Delaware

Business Name: Red Rock Hospital

Red Rock Solutions, LLC

Incorporated State: Delaware

Relational Therapy Clinic, Inc.

Incorporated State: Louisiana

Ridge Outpatient Counseling, L.L.C.

Incorporated State: Kentucky

River Crest Hospital, Inc.

Incorporated State: Texas

Business Name: River Crest Hospital

River Oaks, Inc.

Incorporated State: Louisiana

Business Name: River Oaks Hospital

Riveredge Hospital Holdings, Inc.

Incorporated State: Delaware

Riveredge Hospital, Inc.

Incorporated State: Illinois

Business Name: Riveredge Hospital

Riveredge Real Estate, Inc.

Incorporated State: Illinois

Rockford Acquisition Sub, Inc.

Incorporated State: Illinois

Business Name: Rock River Academy

Rolling Hills Hospital, LLC

Incorporated State: Tennessee

Business Name: Rolling Hills Hospital

Samson Properties, LLC

Incorporated State: Florida

Servicios Conductuales del Caribe, Inc.

Incorporated State: Puerto Rico

Shadow Mountain Behavioral Health System, LLC

Incorporated State: Delaware

Business Name: Shadow Mountain Behavioral Health System

SHC-KPH, LP

Incorporated State: Texas

Business Name: Kingwood Pines Hospital

Somerset, Incorporated

Incorporated State: California

Business Name: Somerset Educational Services

South King Ambulatory Services, LLC

Incorporated State: Delaware

Southeastern Hospital Corporation

Incorporated State: Tennessee

Southside Imaging Center, LLC

Incorporation State: South Carolina

Southwest Neuroscience Pain Center, LLP

Incorporation State: Texas

Southwest Outpatient Imaging Center, LLC

Incorporated State: California

SP Behavioral, LLC

Incorporated State: Florida

Business Name: Sandy Pines Hospital

Sparks Family Hospital Receivables, L.L.C

Incorporated State: Delaware

Sparks Family Hospital, Inc.

Incorporated State: Nevada

Business Name: Northern Nevada Medical Center

Springfield Hospital, Inc.

Incorporated State: Delaware

Business Name: Lincoln Prairie Behavioral Health Center

St. Louis Behavioral Medicine Institute, Inc.

Incorporated State: Missouri

Business Name: St. Louis Behavioral Medicine Institute

St. Mary’s Physician Associates, L.L.C.

Incorporated State: Oklahoma

Stonington Behavioral Health, Inc.

Incorporated State: Delaware

Business Name: Stonington Institute

Summerlin Hospital Medical Center LLC

Incorporated State: Delaware

Business Name: Summerlin Hospital Medical Center

Summerlin Hospital Medical Center, L.P.

Incorporated State: Delaware

Summerlin Hospital Receivables, L.L.C.

Incorporated State: Delaware

Summit Oaks Hospital, Inc.

Incorporated State: New Jersey

Business Name: Summit Oaks Hospital

Sunstone Behavioral Health, LLC

Incorporated State: Tennessee

Surgery Center at Centennial Hills, L.L.C.

Incorporated State: Nevada

Surgery Center at Wellington, L.L.C.

Incorporated State: Florida

Surgery Center of New Orleans East, L.L.C.

Incorporated State: Delaware

Surgery Center of the Temecula Valley, L.L.C.

Incorporated State: Delaware

Surgery Center Property, L.L.C.

Incorporated State: Delaware

TBD Acquisition, LLC

Incorporated State: Delaware

Business Name: Brook Hospital-Dupont

TBJ Behavioral Center, LLC

Incorporated State: Delaware

Business Name: River Point Behavioral Health

Tennessee Clinical Schools, LLC

Incorporated State: Tennessee

Business Name: Hermitage Hall

Texas Cypress Creek Hospital, L.P.

Incorporated State: Texas

Business Name: Cypress Creek Hospital

Texas Hospital Holdings, Inc.

Incorporated State: Delaware

Texas Hospital Holdings, LLC

Incorporated State: Texas

Texas Laurel Ridge Hospital, L.P.

Incorporated State: Texas

Business Name: Laurel Ridge Treatment Center

Texas Oaks Psychiatric Hospital, L.P.

Incorporated State: Texas

Texas San Marcos Treatment Center, L.P.

Incorporated State: Texas

Business Name: San Marcos Treatment Center

Texas West Oaks Hospital, L.P.

Incorporated State: Texas

Business Name: West Oaks Hospital

Texoma Healthcare Receivables, L.L.C.

Incorporated State: Delaware

TexomaCare

Incorporated State: Texas

The Arbour, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Hospital

The Bridgeway, Inc.

Incorporated State: Arkansas

Business Name: Bridgeway

The Charter School at the National Deaf Academy, Inc.

Incorporated State: Florida

The Counseling Center of Middle Tennessee, Inc.

Incorporated State: Tennessee

The Friends of Wellington Regional Medical Center, Inc.

Incorporated State: Florida

The National Deaf Academy, LLC

Incorporated State: Florida

Business Name: National Deaf Academy

The Pavilion Foundation

Incorporated State: Illinois

Business Name: Pavilion Behavioral Health System

The Pines Residential Treatment Center, Inc.

Incorporated State: Virginia

Business Name: Pines Residential Treatment Center

Therapeutic School Services, L.L.C.

Incorporated State: Oklahoma

Three Rivers Behavioral Health, LLC

Incorporated State: South Carolina

Business Name: Three Rivers Behavioral Health

Three Rivers Healthcare Group, LLC

Incorporated State: South Carolina

Three Rivers Residential Treatment/Midlands Campus, Inc.

Incorporated State: South Carolina

Business Name: Three Rivers Residential Treatment/Midlands Campus

Three Rivers SPE Holding, LLC

Incorporated State: South Carolina

Three Rivers SPE Manager, Inc.

Incorporated State: South Carolina

Three Rivers SPE, LLC

Incorporated State: South Carolina

Toledo Holding Co., LLC

Incorporated State: Delaware

Transitional Care Ventures, Inc.

Incorporated State: Delaware

Tucson Health Systems, Inc.

Incorporated State: Delaware

Turning Point Care Center, Inc.

Incorporated State: Georgia

Business Name: Turning Point Care Center

Two Rivers Psychiatric Hospital, Inc.

Incorporated State: Delaware

Business Name: Two Rivers Psychiatric Hospital

UHS Advisory, Inc.

Incorporated State: Delaware

UHS Building Solutions, Inc.

Incorporation State: Delaware

UHS Children Services, Inc.

Incorporated State: Delaware

UHS Front Royal, L.L.C.

Incorporated State: Delaware

UHS Good Samaritan, L.L.C.

Incorporated State: Delaware

Business Name: Good Samaritan Counseling Center

UHS Holding Company, Inc.

Incorporated State: Nevada

UHS International, Inc.

Incorporated State: Delaware

UHS Kentucky Holdings, L.L.C.

Incorporated State: Delaware

UHS Midwest Center for Youth and Families, LLC

Incorporated State: Indiana

Business Name: Midwest Center for Youth and Families

UHS Oklahoma City LLC

Incorporated State: Oklahoma

Business Name: Cedar Ridge Hospital and Cedar Ridge Residential Treatment Center

UHS Receivables Corp.

Incorporated State: Delaware

UHS Recovery Foundation, Inc.

Incorporated State: Pennsylvania

Business Name: Keystone Center

UHS Sahara, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Sahara

UHS Surgical Hospital of Texoma, LLC

Incorporated State: Texas

UHS of Anchor, L.P.

Incorporated State: Delaware

Business Name: Anchor Hospital, Crescent Pines Hospital and Southern Crescent Behavioral Health System

UHS of Barstow, L.L.C.

Incorporated State: Delaware

UHS of Benton Day School and Treatment Program, Inc.

Incorporated State: Delaware

UHS of Benton, Inc.

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Arkansas

UHS of Bowling Green, LLC

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Kentucky

UHS of Centennial Peaks, LLC

Incorporation State: Delaware

Business Name: Centennial Peaks Hospital

UHS of Colorado, L.L.C.

Incorporated State: Delaware

UHS of Cornerstone Holdings, Inc.

Incorporated State: Delaware

UHS of Cornerstone, Inc.

Incorporated State: Delaware

UHS of D.C., Inc.

Incorporated State: Delaware

UHS of Delaware, Inc.

Incorporated State: Delaware

UHS of Denver, Inc.

Incorporated State: Delaware

Business Name: Highlands Behavioral Health System

UHS of Dover, L.L.C.

Incorporated State: Delaware

Business Name: Dover Behavioral Health System

UHS of Doylestown, L.L.C.

Incorporated State: Delaware

Business Name: Foundations Behavioral Health System

UHS of Eagle Pass, Inc.

Incorporated State: Delaware

UHS of Fairmount, Inc.

Incorporated State: Delaware

Business Name: Fairmount Behavioral Health System

UHS of Fuller, Inc.

Incorporated State: Massachusetts

Business Name: Arbour- Fuller Hospital

UHS of Georgia Holdings, Inc.

Incorporated State: Delaware

UHS of Georgia, Inc.

Incorporated State: Delaware

UHS of Greenville, Inc.

Incorporated State: Delaware

Business Name: Carolina Center for Behavioral Health

UHS of Hampton Learning Center, Inc.

Incorporated State: New Jersey

Business Name: Hampton Academy

UHS of Hampton, Inc.

Incorporated State: New Jersey

Business Name: Hampton Behavioral Health Center

UHS of Hartgrove, Inc.

Incorporated State: Illinois

Business Name: Hartgrove Hospital

UHS of Indiana, Inc.

Incorporated State: Indiana

UHS of Kootenai River, Inc.

Incorporated State: Delaware

Business Name: Boulder Creek Academy and Northwest Academy

UHS of Lakeside, LLC

Incorporated State: Delaware

Business Name: Lakeside Behavioral Health System

UHS of Laurel Heights, L.P.

Incorporated State: Delaware

Business Name: Laurel Heights Hospital

UHS of New Orleans, Inc.

Incorporated State: Louisiana

UHS of No. Nevada, LLC

Incorporated State: Nevada

UHS of Odessa, Inc.

Incorporated State: Texas

UHS of Oklahoma Receivables, L.L.C

Incorporated State: Delaware

UHS of Oklahoma, Inc.

Incorporated State: Oklahoma

Business Name: St. Mary’s Regional Medical Center

UHS of Parkwood, Inc.

Incorporated State: Delaware

Business Name: Parkwood Behavioral Health System

UHS of Peachford, L.P.

Incorporated State: Delaware

Business Name: Peachford Behavioral Health System of Atlanta

UHS of Pennsylvania, Inc.

Incorporated State: Pennsylvania

Business Name: Clarion Psychiatric Center, Horsham Clinic, Meadows Psychiatric Center/Universal Community Behavioral Health and Roxbury Treatment Center

UHS of Provo Canyon, Inc.

Incorporated State: Delaware

Business Name: Provo Canyon School and Provo Canyon School- Springville Campus

UHS of Puerto Rico, Inc.

Incorporated State: Delaware

Business Name: Hospital San Juan Capestrano

UHS of Ridge, LLC

Incorporated State: Delaware

Business Name: Ridge Behavioral Health System

UHS of River Parishes, Inc.

Incorporated State: Louisiana

UHS of Rockford, LLC

Incorporated State: Delaware

Business Name: Rockford Center

UHS of Salt Lake City, L.L.C.

Incorporated State: Delaware

Business Name: Cottonwood Treatment Center

UHS of Savannah, L.L.C.

Incorporated State: Delaware

Business Name: Coastal Harbor Treatment Center and Coastal Harbor Health System

UHS of Spring Mountain, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Treatment Center

UHS of Springwoods, L.L.C.

Incorporated State: Delaware

Business Name: Springwoods Behavioral Health

UHS of SummitRidge, L.L.C.

Incorporation State: Delaware

Business Name: SummitRidge Hospital

UHS of Sutton, Inc.

Incorporated State: Delaware

Business Name: King George School

UHS of TRC, Inc.

Incorporated State: Delaware

UHS of Talbot, L.P.

Incorporated State: Delaware

Business Name: Talbot Recovery Campus and Talbot at Dunwoody

UHS of Texoma, Inc.

Incorporated State: Delaware

Business Name: Texoma Medical Center and TMC Behavioral Health Center

UHS of Timberlawn, Inc.

Incorporated State: Texas

Business Name: Timberlawn Mental Health System

UHS of Timpanogos, Inc.

Incorporated State: Delaware

Business Name: Center for Change

UHS of Washington, Inc.

Incorporated State: Washington

UHS of Westwood Pembroke, Inc.

Incorporated State: Massachusetts

Business Name: Pembroke Hospital and Westwood Lodge Hospital

UHS of Wyoming, Inc.

Incorporated State: Delaware

Business Name: Wyoming Behavioral Institute

UHS-Corona Receivables, L.L.C

Incorporated State: Delaware

UHS-Corona, Inc.

Incorporated State: Delaware

Business Name: Corona Regional Medical Center

UHS-Lakeland Medical Center, L.L.C.

Incorporated State: Delaware

UHSD, L.L.C.

Incorporated State: Nevada

UHSF, L.L.C.

Incorporated State: Delaware

UHSL, L.L.C.

Incorporated State: Nevada

United HealthCare of Hardin, Inc.

Incorporated State: Tennessee

Business Name: Lincoln Trail Hospital and Lincoln Trail Behavioral Health System

Universal Community Behavioral Health, Inc.

Incorporated State: Pennsylvania

Universal HMO, Inc.

Incorporated State: Nevada

Universal Health Finance, L.L.C.

Incorporated State: Delaware

Universal Health Network, Inc.

Incorporated State: Nevada

Universal Health Recovery Centers, Inc.

Incorporated State: Pennsylvania

Universal Health Services Foundation

Incorporated State: Pennsylvania

Universal Health Services of Cedar Hill, Inc.

Incorporated State: Texas

Universal Health Services of Palmdale, Inc.

Incorporated State: Delaware

Universal Health Services of Rancho Springs, Inc.

Incorporated State: California

Business Name: Southwest Healthcare System, Inland Valley Medical Center and Rancho Springs Medical Center

Universal Treatment Centers, Inc.

Incorporated State: Delaware

University Behavioral, LLC

Incorporated State: Florida

Business Name: University Behavioral Center

Valle Vista Hospital Partners, LLC

Incorporated State: Tennessee

Valle Vista, LLC

Incorporated State: Delaware

Business Name: Valle Vista Health System

Valley Health System LLC

Incorporated State: Delaware

Business Names: Centennial Hills Hospital Medical Center, Desert Springs Hospital, Spring Valley Hospital Medical Center and Valley Hospital Medical Center

Valley Health System Receivables, L.L.C.

Incorporated State: Delaware

Valley Hospital Medical Center, Inc.

Incorporated State: Nevada

Valley Surgery Center, L.P.

Incorporated State: Delaware

Ventures Healthcare of Gainesville, Inc.

Incorporated State: Tennessee

Victoria Regional Medical Center, Inc.

Incorporated State: Texas

Virgin Islands Behavioral Services, Inc.

Incorporated State: Virginia

Business Name: Virgin Islands Behavioral Services

Vista Diagnostic Center, L.L.C.

Incorporated State: Nevada

Wekiva Springs Center, LLC

Incorporated State: Delaware

Business Name: Wekiva Springs Center

Wellington Physician Alliances, Inc.

Incorporation State: Florida

Wellington Radiation Oncology Group, LLC

Incorporation State: Florida

Wellington Regional Diagnostic Center, L.L.C.

Incorporated State: Florida

Wellington Regional Health & Education Foundation, Inc.

Incorporated State: Florida

Wellington Regional Medical Center, Incorporated

Incorporated State: Florida

Business Name: Wellington Regional Medical Center

Wellington Regional Receivables, L.L.C.

Incorporated State: Delaware

Wellington Regional Urgent Care Center, L.L.C.

Incorporated State: Florida

Wellstone Holdings, Inc.

Incorporated State: Delaware

Wellstone Regional Hospital Acquisition, LLC

Incorporated State: Indiana

Business Name: Wellstone Regional Hospital

West Oaks Real Estate, L.P.

Incorporated State: Texas

Willow Springs, LLC

Incorporated State: Delaware

Business Name: Willow Springs Center

Windmoor Healthcare Inc.

Incorporated State: Florida

Business Name: Windmoor Healthcare

Windmoor Healthcare of Pinellas Park, Inc.

Incorporated State: Delaware

Zeus Endeavors, LLC

Incorporated State: Florida